                                                                    Exhibit 10.2


                          FIRST SUPPLEMENTAL INDENTURE

                           DATED AS OF AUGUST 5, 1999

                                      AMONG

                             NEW PLAN REALTY TRUST,

                        NEW PLAN EXCEL REALTY TRUST, INC.

                                       AND

                 STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE

                             SENIOR DEBT SECURITIES

                          FIRST SUPPLEMENTAL INDENTURE

                  THIS FIRST SUPPLEMENTAL INDENTURE is entered into as of August 5, 1999 by and among New Plan Realty Trust, a Massachusetts business trust ("NPRT" or, before the Merger Date, the "Company"), as original issuer, New Plan Excel Realty Trust, Inc., a Maryland corporation ("NPXL" or, beginning on the Merger Date, the "Company"), and State Street Bank and Trust Company, a Massachusetts trust company, as trustee (the "Trustee").

                  WHEREAS, NPRT and The First National Bank of Boston ("FNBB") entered into that certain Indenture dated as of March 29, 1995 (the "Original Indenture"), relating to the Company's senior debt securities;

                  WHEREAS, the Trustee has succeeded to all or substantially all of the corporate trust business of FNBB and thereby is the successor of FNBB under the Original Indenture;

                  WHEREAS, since September 28, 1998, NPRT has been a wholly owned subsidiary of the NPXL;

                  WHEREAS, (i) NPRT intends to file a Certificate of Amendment of Amended and Restated Declaration of Trust (the "Declaration of Trust Amendments") to provide that the assets and liabilities of NPRT will be held in two "subtrusts," one of which will hold real estate assets (and attendant liabilities) located in Pennsylvania, Missouri, Illinois and South Carolina (the "Business Subtrust"), and the other of which will hold all of the other assets and liabilities of NPRT, including NPRT's obligations under the Original Indenture (the "Merger Subtrust"), and (ii) immediately following the effectiveness of the Declaration of Trust Amendments, the Merger Subtrust will merge with and into NPXL, with NPXL being the surviving entity (the "Merger," and the effective time and date of the Merger being referred to herein as the "Merger Date");

                  WHEREAS, effective as of the Merger Date, NPXL will assume the due and punctual payment of the principal of (and premium, if any) and any interest (including all Additional Amounts, if any, payable pursuant to Section 1011 of the Indenture) on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by the Company;

                  WHEREAS, pursuant to Section 901(1) of the Indenture, NPRT, NPXL and the Trustee may enter into this First Supplemental Indenture without the consent of any Holders;

                  WHEREAS, the execution and delivery of this First Supplemental Indenture has been duly authorized by all necessary corporate or trust action, as applicable, on the part of NPRT, NPXL and the Trustee;

                  NOW, THEREFORE, NPRT, NPXL and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.01. Definitions. For purposes of this First Supplemental Indenture:

                  (a) "Indenture" means the Original Indenture, as amended by this First Supplemental Indenture, and as otherwise supplemented or amended from time to time by one or more indentures supplemental thereto or hereto entered into pursuant to the applicable provisions of the Indenture.

                  (b) Capitalized terms not expressly defined in this First Supplemental Indenture shall have the meanings ascribed to them in the Original Indenture.

                                   ARTICLE II
                            ASSUMPTION AND DISCHARGE

                  Section 2.01. Assumption by NPXL; Discharge of NPRT. Effective as of the Merger Date, (i) NPXL hereby assumes the due and punctual payment of the principal of (and premium, if any) and any interest (including all Additional Amounts, if any, payable pursuant to Section 1011 of the Indenture) on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of the Indenture to be performed by the Company, and (ii) with regard to the Indenture, NPXL shall succeed to and be substituted for NPRT, with the same effect as if NPXL had been named in the Indenture as the party of the first part, and NPRT thereupon shall be relieved of any further liability, obligation or covenant under the Indenture or upon the Securities and coupons. Following the execution and delivery of this First Supplemental Indenture, the parties hereto agree that all references to the "Company" in the Indenture and the Securities shall be deemed references to NPXL.

                  Section 2.02. Trustee's Acceptance. The Trustee hereby accepts this First Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                                   ARTICLE III
                                  MISCELLANEOUS

                  Section 3.01. Relation to Original Indenture. This First Supplemental Indenture supplements the Original Indenture and shall be a part and subject to all the terms thereof. Except as supplemented hereby, the Original Indenture and the Securities issued thereunder shall continue in full force and effect.

                  Section 3.02. Concerning the Trustee. The Trustee shall not be responsible for any recital herein (other than the second and seventh recitals as they appear and as they apply to the Trustee) as such recitals shall be taken as statements of the Company, or the validity of the execution by the Company of this First Supplemental Indenture. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture.

                  Section 3.03. Effect of Headings. The Article and Section headings herein are for convenience of reference only and shall not affect the construction hereof.

                  Section 3.04. Counterparts. This First Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

                  Section 3.05. Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

                  Section 3.06. Notices. Effective as of the Merger Date, the addresses for notices set forth in the Original Indenture shall be amended, without further action, to read as follows:

                  (a)      if to the Company:

                           New Plan Excel Realty Trust, Inc.
                           1120 Avenue of the Americas
                           New York, New York  10036
                           Attn:  General Counsel

                  (b)      if to the Trustee:

                           State Street Bank and Trust Company
                           Corporate Trust Department
                           225 Franklin Street
                           Boston, Massachusetts  02110

                  IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       NEW PLAN EXCEL REALTY TRUST, INC.

                                       By:    /s/ DEAN BERNSTEIN
                                              ----------------------------------
                                              Name:       Dean Bernstein
                                              Title:      Senior Vice President

[SEAL]

Attest:

/s/ STEVEN F. SIEGEL
--------------------
Title:    Secretary

                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee

                                            By:    /s/ DONALD E. SMITH
                                              ----------------------------------
                                                   Name:       Donald E. Smith
                                                   Title:      Vice President

[SEAL]

Attest:

---------------------------------
Title:    Vice President